SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 28, 2004

Orleans Homebuilders, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6830	59-0874323

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Greenwood Square, 3333 Street Road, Suite 101, Bensalem, PA	19020

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 245-7500

(Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On July 28, 2004, pursuant to a Purchase Agreement of the same date, Orleans Homebuilders, Inc. (the “Registrant”) completed its acquisition of all of the issued and outstanding partnership interests in Realen Homes, L.P. (“Realen”), a Pennsylvania limited partnership, from Realen General Partner, LLC, a Pennsylvania limited liability company, and DB Homes Venture L.P., a Pennsylvania limited partnership (the “Sellers”). The Registrant acquired the limited partner’s interest in Realen and a subsidiary of the Registrant, RHGP LLC, acquired the general partner's interest and serves as the general partner of Realen. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 2.

     The consideration paid by the Registrant consisted of: (i) $53,348,291 in cash delivered at closing, (ii) a promissory note of the Registrant in the aggregate principal amount of $5 million, payable over a period of up to two years, and (iii) a warranty holdback of $1.5 million retained by the Registrant to be applied towards the administration of any warranty claims made against Realen in accordance with the Purchase Agreement. Registrant borrowed all of the cash paid at closing under a bridge loan agreement with Wachovia Bank, National Association dated July 28, 2004. The purchase price was determined based on Realen's book value at June 30, 2004, its management personnel, its profitability, its backlog and its land position. The acquisition will be accounted for as a purchase.

     The acquisition included, subject to specified exceptions, all assets and liabilities of Realen, including land owned or under contract or negotiation, homes under construction but not sold or sold but not delivered, sales offers and reservations, and model homes and furnishings. The acquired assets are used by Realen in the homebuilding business in Pennsylvania and Illinois. The Registrant intends to continue to use the acquired assets in the homebuilding business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the required financial statements at the time of the filing of this report. The required financial statements will be filed within the time period required under applicable regulations under the Securities and Exchange Act of 1934.

(b)	PRO-FORMA FINANCIAL INFORMATION. It is impracticable to provide the required financial statements at the time of the filing of this report. The required financial statements will be filed within the time period required under applicable regulations under the Securities and Exchange Act of 1934.

(c)	EXHIBITS.

Exhibit 2. Purchase Agreement, dated as of July 28, 2004, by and among the Registrant, Realen Homes, L.P., and the Sellers, including a list identifying all omitted schedules. Registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORLEANS HOMEBUILDERS, INC.

August 10, 2004	By:	Joseph A. Santangelo

Joseph A. Santangelo Chief Financial Officer, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description

2	Purchase Agreement, dated as of July 28, 2004, by and among the Registrant, Realen Homes, L.P. and the Sellers.